                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-05620


                       The Zweig Total Return Fund, Inc.
             -----------------------------------------------------
              (Exact name of registrant as specified in charter)


                           900 Third Ave, 31st Floor
                            New York, NY 10022-4728
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)


        Kevin J. Carr, Esq.
Chief Legal Officer and Secretary for          John H. Beers, Esq.
             Registrant                     Vice President and Counsel
   Phoenix Life Insurance Company         Phoenix Life Insurance Company
          One American Row                       One American Row
      Hartford, CT 06103-2899                Hartford, CT 06103-2899
                  (Name and address of agent for service)


Registrant's telephone number, including area code: 800-272-2700


Date of fiscal year end: December 31


Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

                                                               February 1, 2007

Dear ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the year ended December 31, 2006.

   The Zweig Total Return Fund's net asset value increased 2.24% in the fourth quarter of 2006, including $0.129 in reinvested distributions. During the same period, the Benchmark Index for The Zweig Total Return Fund gained 3.01%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 96%.

   For the year ended December 31, 2006, the Fund's net asset value gained 7.29%, including reinvested distributions. For the same period, the Benchmark Index for The Zweig Total Return Fund increased 7.98%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the year was approximately 96%.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on December 31, 2006 was 59%, unchanged from its position on September 30. Average duration (a measure of sensitivity to interest rates) was 6.3 years at year-end, versus 6.4 years at the close of the third quarter. If we were fully invested, 62.5% of our portfolio would be in bonds and 37.5% in stocks. Consequently, with 59% in bonds, we remain in about 94% of a full position (59%/62.5%).

   The bond market featured two distinct periods in 2006. Yields on the benchmark 10-year Treasury note rose dramatically in the first half of the year, from 4.39% to a high in late June of nearly 5.25% -- then fell sharply over the second half to a low of 4.42% in early December. The 10-year note ended the year at 4.70%, meaning that the bond market posted a small positive return in 2006, when investors added the coupon yield to the slightly negative price return.

   It was a difficult year to follow any trend. The Federal Reserve (the "Fed") tightened four times in the first half from a federal funds rate of 4.25% to 5.25%, then elected to hold steady for the remaining half of 2006. Uncertainty about Fed policy, combined with volatile commodity markets and global political events, created a challenging environment for bond investors.

   U.S. economic data also showed mixed signals throughout the year. At times inflation seemed under control, while at other times, higher oil prices, a weak dollar and spikes in some commodities created nervousness. The fourth quarter provided a fitting ending to the year. It saw bond yields gyrate higher for most of October before plummeting late in the month. They dipped further in November to the lowest yields since January, only to get pushed higher again in December on stronger-than-expected jobs data and inflation.

   Overall, we are satisfied with the fixed income performance of the Fund for the year. We held a slightly defensive position for most of the first half and used the sell-off in June to increase our bond exposure. The fixed income portion of the Fund ultimately did add to the return for the year. While we cannot predict the future, it seems that most commodities, and particularly oil prices, have begun to trend lower, which would be somewhat supportive of lower bond yields and, consequently, higher bond prices. However, seasonally, the first quarter has not been kind to bonds in recent history, so some caution is warranted.

   Our bond model, which had been relatively neutral, increased recently and has been trending somewhat more positive. Our bond exposure, specifically our duration, is higher than neutral. At this writing, we anticipate lower yields ahead. As always, we remain flexible and will stick to the dictates of our research which, given the recent volatility in the bond market, seems prudent.

   Our exposure to U.S. common stocks was 33% on December 31, 2006, up slightly from 35% at the end of the third quarter. At this level, we are at about 93% of a full position (35%/37.5%).

   After setting dozens of record highs from the start of October until the year-end, the Dow Jones Industrial Average/SM/ (the Dow) ended 2006 at 12,463.15 -- an increase of 16.3% for the year and fewer than 50 points from the peak of 12,510.57 touched on December 27. For the year, the Nasdaq Composite(R) Index (the Nasdaq) gained 9.5% to 2,415.29 and the S&P 500(R) Index (the S&P 500) climbed 13.6% to 1,418.30. Overall, it was the best year for the markets since 2003 --when the Dow rose 25.3%, the Nasdaq soared 50%, and the S&P 500 was up 26.4%.

   Most of the gain came in the fourth quarter, after it became apparent that the Fed had decided to keep its rate increases at bay. We believe that the election was a positive factor for the market. Ordinarily, the market prefers the Republicans to win, but the market started to perk up even when it was quite likely the Democrats would control the House and, in all likelihood, the Senate. We like the fact that the market was acting well on supposedly bad news. After the election, the market continued to climb. Perhaps investors wanted political gridlock with a Republican president and a Democratic congress. Another factor for the strong run was the takeover rush. There was a large amount of cash circulating that was winding up in the market.

   As it had done in its last three previous meetings, the Fed left its short-term interest rate unchanged at 5.25% at its December session. In its statement, the Fed noted that economic growth had slowed partly, "...reflecting a substantial cooling of the housing market..." and saw the economy expanding at a moderate pace in coming quarters. While the Fed noted, "...inflation pressures seem likely to moderate over time," it simultaneously warned that, "...some inflation risks remain." It added that, "...the extent and timing of additional firming..." will depend on "...the evolution of the outlook for both inflation and economic growth."

   On the inflation front, the main factor is the drop in commodity prices, especially that of crude oil. It has fallen about a third from its peak. The higher oil prices had put a crimp in the economy, and the lower levels could be a stimulant, leading to inflationary trends. Probably that is what gives the Fed concern. However, at this point, it is not something we are worried about.

   The housing slump and slower vehicle sales were factors in the cooling of the gross domestic product (GDP) annual growth rate from a robust 5.6% in the first quarter of 2006 to 2% in the third quarter, according to the Commerce Department. The slower growth was accompanied by mixed news on inflationary pressures. Consumer prices were unchanged in November, following 0.5% declines in both September and October, while producer prices rose 2%.

   Right now, the economy and inflation seem to be roughly in balance. The economy is decent but not strong and inflation seems in control. We believe that overall, the situation is close to the so-called "Goldilocks" scenario where the market is not too hot or too cold.

   Part of the recent strength in the stock market has been attributed to the flood of mergers and acquisitions. Thomson Financial reports that the value of deals in the U.S. jumped 36% in 2006 to $1.56 trillion. This figure is close to the record $1.7 trillion set in 2000.

   Takeover firms have done fairly well and have been able to raise more and more money. It is money that makes the market go and institutional money has been pouring in. We have heard numbers that are north of a trillion dollars that they now have under their control. The amount of cash held by corporations is probably close to double what was normal a decade ago. After the recession and 9/11, corporations became timid and hoarded their cash. Since they aren't spending as much on capital equipment, they have to do something with the funds. Some increased their dividends; others bought back their stock; still others bought another company. These are all bullish moves.

   While we believe there is a correlation between merger mania and market highs, we are not likely at that point yet. There is so much money out there ready to be put to work and the market is not wildly valued either. Eventually, it could get out of bounds and then we would have to pay the piper. But we believe it is too early to worry about that.

   Also making news last year was the surge in initial public offerings (IPOs). Dialogic reported that 78 new issues came out in the U.S. during the final three months of 2006, raising $16.68 billion, the highest total since the final quarter of 1999. This was a substantial gain from the 48 stocks that raised $7.6 billion in the same time frame in 2005. For all of 2006, there were 198 newly listed companies that raised $44.1 billion.

   Although the number is huge, we do not consider it to be out of control. This is not 1999. We're not seeing the clunky ones, the start-ups without earnings that triple on the first day. Although the IPOs' growth trend will continue, we do not consider the current amount unusually large.

   As more new issues were coming out, more companies were buying back their own stock. Standard & Poor's reported that companies in the S&P 500 bought back an estimated $110 billion of their stock in the third quarter of 2006. This followed $117 billion buybacks in the second quarter and $110 billion in the first. All told, the nine-month total was $337 billion, an increase of 33% from the $245 billion in the same period in 2005.

   These buybacks are another bullish factor. The real question when the company buys back its own stock is whether it is reasonably priced or cheap. Back in the late '90s, some companies were buying in their own stock at multiples we felt were inappropriate. But now the market does not seem to be too lofty on a valuation basis. Some companies are probably overpaying, but on average, valuations seem fine overall.

   Incidentally, a significant reason for the buyback is that companies don't want to be taken over. If they sit on a mountain of cash, they are likely to become a target. Conversely, if they buy their own stock, they have less cash and tend to be less attractive for a takeover. With buybacks, they are also seeking to raise the price of their stock. We believe the trend of stock buybacks as a defense against takeovers will continue.

   Although remaining respectable, corporate earnings are expected to slow their growth rate. Standard & Poor's estimated that companies in its 500-Stock Index in the fourth quarter of 2006 were 9% above the 2005 figure. After 18 consecutive quarters of double-digit growth, this would be the first quarter with a single-digit gain. Earnings in the third quarter were at an exceptionally strong 19%. Looking ahead, Thomson Financial predicts that earnings per share for these companies will slip below 10% in 2007, making this year the first since 2002 with single-digit growth. That would still be above the long-term average growth of 7.5%.

   Forecasts of lower earnings are made in advance of every quarter and they frequently turn out to be too low. It is difficult to know whether the overall growth rate will slow. Every industry has a different outlook. For example, the drop in oil prices will help many companies, but hurt the oil companies, which represent a major market sector. Without making any predictions, we don't see earnings running off the track soon.

   The dollar slipped sharply in 2006 against the euro and the British pound. The euro gained 11.49% and the British pound, 13.8%. Both were close to record highs against the dollar. Meanwhile, the Dow Jones Index of stocks outside the U.S. climbed 23% in 2006. The strong markets abroad and the cheaper dollar are combining to make foreign stocks more attractive to U.S. investors as far as potential appreciation, capital gains and dividends are concerned. That's why such a tremendous amount of money is pouring into foreign funds. However, these investments are, of course, not guaranteed. If the dollar reverses its course, these investors could get hurt. That will likely happen eventually, but it is impossible to predict when.

   At year-end, companies in the S&P 500 were trading at 18.2 times operating earnings, slightly above the 17.9 valuation in September, but below the 19.2 figure at the close of 2005. Data from Thomson Financial placed the price-to-earnings ratio of the S&P 500 in 2007 at about 15 times estimated earnings. This coincides with the long-term average. There are analysts who believe the market is undervalued, but we don't consider the current levels to be that unreasonable. Given the state of the economy and the inflation level, the market appears to us to be fairly valued.

   Indicating that many investors borrowed money to buy stocks during the market rally, margin debt, as reported by Ned Davis Research, increased 21% from February through November. At the end of November, margin debt was put at 2% of GDP, the highest percentage since November 2000. Much of the margin surge is due to hedge fund borrowing and these funds are under-invested. What we are not seeing at this time is the public plunging heavily into margin and later running into trouble.

   There has been mounting concern about the long-running inverted yield curve, with yields on short-term U.S. Treasury bills topping returns on long-term Treasury notes. In early January, the three-month Treasury bill yielded 5.05% against a 4.648% rate on the 10-year note. This inversion had continued for about six months and, historically, recessions have frequently caused long-term inversions.

   The yield curve used to be one of our favorite indicators, but times have changed. In the past, banks had limits on their loans and the economy would slow when the Fed raised interest rates. There are no such restrictions on banks now and the current inversion occurred because the bond market did very well.

   Market advisers are very optimistic on the outlook. The year-end survey by Investors Intelligence showed 56% bulls and 20% bears. This was a significant increase from the end of the third quarter, when bulls stood at 49% and bears at 33% -- but not very different from the 2005 year-end, when there were 56% bulls and 24% bears. While there definitely is a lot more optimism in the marketplace than there was a few months ago, the level of optimism is still relatively subdued. For example, many analysts are predicting that the market will rise about 7% for this year, which is pretty normal.

   In summary, the biggest positives for the market in 2006 included the previously discussed large levels of cash held by corporations, hedge funds and buyout companies. In addition, we are now in a pre-election year -- which, historically, has often proven to be the strongest year in the four-year presidential cycle -- a fact that should not be overlooked.

   Although all sorts of negative things are happening around the world, the market keeps going up. It is climbing the proverbial wall of worry and is doing a pretty good job. All things considered, our market stance on equities is bullish.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   Conforming to the Fund's investment policy, all our bonds are U.S. Government Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   The Fund's leading equity sectors on December 31, 2006 included financials, information technology, health care, consumer staples and consumer discretionary. Aside from allocation changes, all of these sectors appeared in our previous report.

   The Fund's top individual positions included Allstate, Altria Group, Bristol-Myers Squibb, Deutsche Bank, Dow Chemical, Huntington Bancshares, Kimberly-Clark, Morgan Stanley, Verizon and Wachovia. With the exception of Allstate, Huntington Bancshares, Kimberly-Clark and Wachovia, all the other companies are new to this listing. Altria Group is a new position and there were no changes in shares owned for Deutsche Bank, Dow Chemical and Morgan Stanley.

   No longer among our top holdings are AT&T, Bank of America and JPMorgan Chase, where we trimmed our positions, and Pfizer, where there was no change in shares owned.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The preceding information is the opinion of the portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forcasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Initial public offering (IPO): A company's first sale of stock to the public.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Yield curve: A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.




Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                          Sector Weightings 12/31/06
                    (as a percentage of total investments)
                       THE ZWEIG TOTAL RETURN FUND, INC.
                           Sector Weightings 12/31/06
                      (as a percentage of total investments)

                                    [CHART]

U.S. Government Securities                   49%
Domestic Common Stocks                       29%
Agency Non-Mortgage Backed Securities         4%
Foreign Common Stocks                         3%
Exchange Traded Funds                         1%
Other (including short-term investments)     14%


               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                               December 31, 2006

                                                            Par
                                                          (000's)     Value
                                                          -------  ------------
      INVESTMENTS
      U.S. GOVERNMENT SECURITIES -- 53.51%
      U.S. TREASURY BONDS -- 32.20%
         U.S. Treasury Bond 9.25%, 2/15/16/(d)/......     $20,000  $ 26,643,760
         U.S. Treasury Bond 7.50%, 11/15/16/(d)/.....      20,000    24,303,120
         U.S. Treasury Bond 8.75%, 5/15/17...........      22,000    29,105,318
         U.S. Treasury Bond 8.875%, 2/15/19/(d)/.....      15,000    20,510,160
         U.S. Treasury Bond 6.375%, 8/15/27/(d)/.....      11,500    13,684,103
         U.S. Treasury Bond 6.125%, 11/15/27/(d)/....      17,500    20,304,095
         U.S. Treasury Bond 4.50%, 2/15/36/(d)/......      20,000    19,018,760
                                                                   ------------
                                                                    153,569,316
                                                                   ------------
      U.S. TREASURY NOTES -- 21.31%
         U.S. Treasury Inflation Indexed Note
           1.625%, 1/15/15/(g)/......................      27,000    26,872,753
         U.S. Treasury Note 3.00%, 2/15/08/(d)/......      38,000    37,183,608
         U.S. Treasury Note 4.00%, 11/15/12/(d)/.....      18,500    17,861,898
         U.S. Treasury Note 4.50%, 2/15/16/(d)/......      20,000    19,681,240
                                                                   ------------
                                                                    101,599,499
                                                                   ------------
             Total U.S. Government Securities (Identified
               Cost $256,852,399)..........................         255,168,815
                                                                   ------------
      AGENCY NON-MORTGAGE BACKED SECURITIES --
        5.43%
         FNMA 3.15%, 5/28/08.........................      26,570    25,869,907
                                                                   ------------
             Total Agency Non-Mortgage Backed
               Securities (Identified Cost $26,607,748)....          25,869,907
                                                                   ------------

                       See notes to financial statements

                                                     Number of
                                                      Shares      Value
                                                     --------- ------------
     DOMESTIC COMMON STOCKS -- 32.78%
     CONSUMER DISCRETIONARY -- 3.14%
        Abercrombie & Fitch Co./(d)/..............     31,000  $  2,158,530
        Ford Motor Corp./(d)/.....................    399,000     2,996,490
        McDonald's Corp...........................     74,000     3,280,420
        Newell Rubbermaid, Inc./(d)/..............    123,000     3,560,850
        Nike, Inc. Class B........................     30,000     2,970,900
                                                               ------------
                                                                 14,967,190
                                                               ------------
     CONSUMER STAPLES -- 3.96%
        Altria Group, Inc.........................     45,000     3,861,900
        Archer-Daniels-Midland Co./(d)/...........     70,000     2,237,200
        Costco Wholesale Corp.....................     49,000     2,590,630
        Kimberly-Clark Corp.......................     64,000     4,348,800
        PepsiCo, Inc..............................     44,000     2,752,200
        Procter & Gamble Co.......................     48,000     3,084,960
                                                               ------------
                                                                 18,875,690
                                                               ------------
     ENERGY -- 2.17%
        ConocoPhillips............................     49,000     3,525,550
        Halliburton Co............................     69,000     2,142,450
        Occidental Petroleum Corp.................     50,000     2,441,500
        Valero Energy Corp........................     44,000     2,251,040
                                                               ------------
                                                                 10,360,540
                                                               ------------
     FINANCIALS -- 9.19%
        Allstate Corp./(d)/.......................     62,000     4,036,820
        Bank of America Corp......................     61,000     3,256,790
        Goldman Sachs Group, Inc..................     17,000     3,388,950
        Huntington Bancshares, Inc./(d)/..........    186,000     4,417,500
        JPMorgan Chase & Co./(d)/.................     65,000     3,139,500
        Merrill Lynch & Co., Inc./(d)/............     31,000     2,886,100
        Morgan Stanley............................     49,000     3,990,070
        NASDAQ Stock Market, Inc./(b)(d)/.........     65,000     2,001,350
        New York Community Bancorp, Inc./(d)/.....    209,000     3,364,900
        PNC Financial Services Group, Inc./(d)/...     48,000     3,553,920
        Reinsurance Group of America, Inc.........     41,000     2,283,700
        Wachovia Corp./(d)/.......................     69,000     3,929,550
        Wells Fargo & Co..........................    100,000     3,556,000
                                                               ------------
                                                                 43,805,150
                                                               ------------

                       See notes to financial statements

                                                        Number of
                                                         Shares       Value
                                                        ---------  ------------
    HEALTH CARE -- 4.13%
       Amgen, Inc./(b)/.............................      34,000   $  2,322,540
       Bristol-Myers Squibb Co./(d)/................     192,000      5,053,440
       Gilead Sciences, Inc./(b)/...................      40,000      2,597,200
       Merck & Co., Inc./(d) /......................      82,000      3,575,200
       Pfizer, Inc./(d)/............................     135,000      3,496,500
       UnitedHealth Group, Inc......................      49,000      2,632,770
                                                                   ------------
                                                                     19,677,650
                                                                   ------------
    INDUSTRIALS -- 2.90%
       AMR Corp./(b)(d) /...........................      83,000      2,509,090
       Boeing Co. (The).............................      40,000      3,553,600
       Continental Airlines, Inc. Class B/(b)(d)/...      65,000      2,681,250
       General Electric Co..........................      90,000      3,348,900
       L-3 Communications Holdings, Inc./(d)/.......      21,000      1,717,380
                                                                   ------------
                                                                     13,810,220
                                                                   ------------
    INFORMATION TECHNOLOGY -- 4.86%
       Cisco Systems, Inc./(b)/.....................      99,000      2,705,670
       EMC Corp./(b)(d)/............................     190,000      2,508,000
       Hewlett-Packard Co...........................      62,000      2,553,780
       International Business Machines Corp.........      30,000      2,914,500
       Microsoft Corp...............................     106,000      3,165,160
       National Semiconductor Corp..................     107,000      2,428,900
       Palm, Inc./(b)(d)/...........................     141,000      1,986,690
       QUALCOMM, Inc................................      78,000      2,947,620
       RealNetworks, Inc./(b)(d)/...................     181,000      1,980,140
                                                                   ------------
                                                                     23,190,460
                                                                   ------------
    MATERIALS -- 0.80%
       Dow Chemical Co./(d)/........................      96,000      3,834,240
                                                                   ------------
    TELECOMMUNICATIONS SERVICES -- 1.63%
       AT&T Corp./(d)/..............................     103,000      3,682,250
       Verizon Communications, Inc..................     110,000      4,096,400
                                                                   ------------
                                                                      7,778,650
                                                                   ------------
           Total Domestic Common Stocks (Identified Cost
             $127,132,341).................................         156,299,790
                                                                   ------------
    FOREIGN COMMON STOCKS/(c)/ -- 3.61%
    CONSUMER DISCRETIONARY -- 0.53%
       Honda Motor Co., Ltd. ADR (Japan)............      64,000      2,530,560
                                                                   ------------
    ENERGY -- 0.43%
       Nabors Industries Ltd. (United
         States)/(b)(d)/............................      69,000      2,054,820
                                                                   ------------

                       See notes to financial statements

                                                        Number of
                                                         Shares        Value
                                                        ----------  ------------
    FINANCIALS -- 0.87%
       Deutsche Bank AG (Germany)..................         31,000  $  4,130,440
                                                                    ------------
    INFORMATION TECHNOLOGY -- 1.78%
       Amdocs Ltd. (United States)/(b)/............         57,000     2,208,750
       Nokia Oyj ADR (Finland).....................        143,000     2,905,760
       Seagate Technology (Singapore)/(d)/.........        128,000     3,392,000
                                                                    ------------
                                                                       8,506,510
                                                                    ------------
           Total Foreign Common Stocks (Identified Cost
             $13,536,720)...................................          17,222,330
                                                                    ------------
    EXCHANGE TRADED FUNDS -- 0.94%
       iShares MSCI Japan Index Fund...............         50,000       710,500
       NASDAQ-100 Shares/(d)/......................         87,000     3,754,920
                                                                    ------------
           Total Exchange Traded Funds (Identified Cost
             $3,982,051)....................................           4,465,420
                                                                    ------------
           Total Long-Term Investments -- 96.27% (Identified
             Cost $428,111,259).............................         459,026,262
                                                                    ------------
    SHORT-TERM INVESTMENTS -- 16.09%
    MONEY MARKET MUTUAL FUNDS -- 13.08%
       State Street Navigator Prime Plus (5.28%
         seven day effective
         yield)/(e)/ (Identified Cost
         $62,349,254)..............................     62,349,254    62,349,254
                                                                    ------------

                       See notes to financial statements

                                                           Par
                                                         (000's)         Value
                                                   -     -------   ------------
  COMMERCIAL PAPER/(f)/ -- 3.01%
     Pitney Bowes, Inc. 5.29%, 1/3/07.............       $ 4,400   $  4,398,708
     BMW US Capital Corp. 5.27%, 1/4/07...........        10,000      9,995,609
                                                                   ------------
         Total Commercial Paper (Identified Cost
           $14,394,317)....................................          14,394,317
                                                                   ------------
         Total Short-Term Investments (Identified Cost
           $76,743,571)....................................          76,743,571
                                                                   ------------
         Total Investments (Identified Cost $504,854,830)
           -- 112.36%......................................         535,769,833/(a)/
         Securities Sold Short (Proceeds $0) -- 0%.........                  (0)
         Other Assets Less Liabilities -- (12.36)%.........         (58,924,271)
                                                                   ------------
         Net Assets -- 100.00%.............................        $476,845,562
                                                                   ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $36,004,401 and gross depreciation of $8,611,099 for federal tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $508,376,531.
 (b) Non-income producing.
 (c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 2F "Foreign security country determination" in the Notes to Financial Statements.
 (d) All or a portion of security is on loan.
 (e) Represents security purchased with cash collateral for securities on loan.
 (f) The rate shown is the discount rate.
 (g) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2006

ASSETS
   Investment securities at value, including $60,995,893 of securities on loan
     (Identified cost $504,854,830 )........................................... $535,769,833
   Cash........................................................................       27,413
   Dividends and interest......................................................    3,854,515
   Prepaid expenses............................................................      102,636
                                                                                ------------
       Total Assets............................................................  539,754,397
                                                                                ------------
LIABILITIES
Payables
   Upon return of securities loaned............................................   62,349,254
   Investment advisory fee (Note 4)............................................      285,275
   Professional fee............................................................       58,358
   Transfer agent fee..........................................................       43,465
   Administration fee (Note 4).................................................       26,490
   Printing and postage fees...................................................      124,900
   Directors' fees and expenses................................................        9,853
   Other accrued expenses......................................................       11,240
                                                                                ------------
       Total Liabilities.......................................................   62,908,835
                                                                                ------------
NET ASSETS                                                                      $476,845,562
                                                                                ============
NET ASSET VALUE PER SHARE
   ($476,845,562/93,312,556)................................................... $       5.11
                                                                                ============

Net Assets Consist of:
   Capital paid in on shares of beneficial interest............................ $466,603,829
   Undistributed net investment income.........................................    1,173,927
   Accumulated net realized loss...............................................  (21,847,197)
   Net unrealized appreciation.................................................   30,915,003
                                                                                ------------
Net Assets                                                                      $476,845,562
                                                                                ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                         Year Ended December 31, 2006

INVESTMENT INCOME
   Income
       Interest.................................................................. $12,919,994
       Dividends (net of foreign taxes withheld of $35,926)......................   3,620,359
       Security lending..........................................................      57,762
                                                                                  -----------
              Total Investment Income............................................  16,598,115
                                                                                  -----------
   Expenses
       Investment advisory fees..................................................   3,336,985
       Transfer agent fees.......................................................     242,686
       Administration fees.......................................................     361,210
       Printing and postage fees.................................................     222,319
       Professional fees.........................................................     139,532
       Directors' fees and expenses..............................................     121,374
       Registration fees.........................................................      86,388
       Custodian fees............................................................      35,756
       Miscellaneous.............................................................     225,656
                                                                                  -----------
          Expenses prior to dividends on short sales.............................   4,771,906
          Dividends on short sales...............................................      58,796
                                                                                  -----------
              Total Expenses.....................................................   4,830,702
          Less custodian fees paid indirectly....................................      (2,407)
                                                                                  -----------
              Net Expenses.......................................................   4,828,295
                                                                                  -----------
                 Net Investment Income...........................................  11,769,820
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................  14,989,386
       Short Sales...............................................................  (6,993,560)
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................   9,454,372
       Short Sales...............................................................   3,287,412
                                                                                  -----------
          Net realized and unrealized gain (loss)................................  20,737,610
                                                                                  -----------
          Net increase (decrease) in net assets resulting from operations........ $32,507,430
                                                                                  ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year Ended        Year Ended
                                                                        December 31, 2006 December 31, 2005
                                                                        ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)....................................   $ 11,769,820      $ 10,917,691
       Net realized gain (loss)........................................      7,995,826        15,980,163
       Net change in unrealized appreciation (depreciation)............     12,741,784        (8,716,988)
                                                                          ------------      ------------
          Net increase (decrease) in net assets resulting from
            operations.................................................     32,507,430        18,180,866
                                                                          ------------      ------------
   Dividends and distributions to shareholders from
       Net investment income...........................................    (13,904,716)      (14,086,185)
       Net realized short-term gains...................................     (6,710,032)      (13,822,268)
       Tax return of capital...........................................    (27,261,412)      (22,346,347)
                                                                          ------------      ------------
          Total dividends and distributions to shareholders............    (47,876,160)      (50,254,800)
                                                                          ------------      ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of distributions resulting in issuance of
         common stock..................................................      2,187,568                --
                                                                          ------------      ------------
          Net increase in net assets derived from capital share
            transactions...............................................      2,187,568                --
                                                                          ------------      ------------
          Net increase (decrease) in net assets........................    (13,181,162)      (32,073,934)
NET ASSETS
   Beginning of period.................................................    490,026,724       522,100,658
                                                                          ------------      ------------
   End of period (including undistributed net investment
     income of $1,173,927 and $1,093,308, respectively)................   $476,845,562      $490,026,724
                                                                          ============      ============


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (Selected data for a share outstanding throughout each year)


                                                                                    Year Ended December 31,
                                                                      --------------------------------------------------
                                                                        2006       2005      2004       2003       2002
                                                                      --------  --------   --------  --------   --------
Per Share Data
Net asset value, beginning of period................................. $   5.28  $   5.62   $   5.70  $   5.81   $   6.63
                                                                      --------  --------   --------  --------   --------
Income from Investment Operations
   Net investment income (loss)/(3)/.................................     0.13      0.12       0.12      0.09       0.15
   Net realized and unrealized gains (losses)........................     0.22      0.08       0.18      0.27      (0.35)
                                                                      --------  --------   --------  --------   --------
Total from investment operations.....................................     0.35      0.20       0.30      0.36      (0.20)
                                                                      --------  --------   --------  --------   --------
Dividends and Distributions
   Dividends from net investment income..............................    (0.15)    (0.15)     (0.14)    (0.12)     (0.17)
   Distributions from net realized gains.............................    (0.07)    (0.15)     (0.09)       --         --
   Tax return of capital.............................................    (0.30)    (0.24)     (0.11)    (0.35)     (0.45)
   Dilutive effect of common stock distributions.....................       --        --      (0.04)       --         --
                                                                      --------  --------   --------  --------   --------
   Total dividends and distributions.................................    (0.52)    (0.54)     (0.38)    (0.47)     (0.62)
                                                                      --------  --------   --------  --------   --------
Change in net asset value............................................    (0.17)    (0.34)     (0.08)    (0.11)     (0.82)
                                                                      --------  --------   --------  --------   --------
   Net asset value, end of period.................................... $   5.11  $   5.28   $   5.62  $   5.70   $   5.81
                                                                      ========  ========   ========  ========   ========
   Market value, end of period/(1)/.................................. $   5.89  $   4.70   $   5.35  $   5.01   $   5.49
                                                                      ========  ========   ========  ========   ========
Total investment return/(2)/.........................................    39.23%    (2.54)%    14.89%    (0.40)%   (14.06)%
                                                                      ========  ========   ========  ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)............................. $476,846  $490,027   $522,101  $525,687   $532,763
Ratio of expenses to average net assets (excluding dividends on short
 sales)..............................................................     1.00%     1.06%      1.28%     1.03%      0.99%
Ratio of expenses to average net assets (including dividends on short
 sales)..............................................................     1.01%     1.10%      1.31%     1.06%      0.99%
Ratio of net investment income to average net assets.................     2.47%     2.18%      2.13%     1.66%      2.37%
Portfolio turnover rate..............................................     21.7%     74.6%      75.8%     94.1%      90.8%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)Computed using average shares outstanding.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2006

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

   In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. The evaluation of the impact that will result from adopting FIN 48 is in progress.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. As of December 31, 2006, the Fund increased undistributed net investment income by $29,476,927, decreased the accumulated net realized loss by $4,791,866, and decreased capital paid in on shares of beneficial interest by $34,268,793.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments and Securities Sold Short) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The Fund has $21,681,438 of capital loss carryovers, $16,906,512 expiring in 2010 and $4,774,926 expiring in 2011, which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. For the fiscal year (the "period") ended December 31, 2006, the Fund utilized losses deferred in prior years of $6,099,018.

   In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  G. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid, secondary market does not exist for the contracts.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option.

   When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

  H. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses. At December 31, 2006, there were no securities sold short.

  I. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.


NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended December 31, 2006, were as follows:

                    Purchases...................... $61,305,721
                    Sales..........................  85,115,091
                    Short sales....................   4,023,841
                    Purchases to cover short sales.  22,176,999

   Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2006, were as follows:

                    Purchases...................... $37,960,428
                    Sales..........................  39,728,125

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the period ended December 31, 2006, the Fund incurred advisory fees of $3,336,985.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. Effective March 1, 2006, the Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.065% of the Fund's average daily net assets. For the period January 1, 2006 through February 28, 2006, the rate was 0.13% of the Fund's average daily net assets. During the period ended December 31, 2006, the Fund incurred Administration fees of $361,210.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2006, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 93,312,556 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the year ended December 31, 2006 and the year ended December 31, 2005, 421,068 and 0 shares, respectively, were issued pursuant to the Plan.

   On December 19, 2006, the Fund announced a distribution of $0.043 per share to shareholders of record on December 29, 2006. This distribution has an ex-dividend date of January 3, 2007, and is payable on January 8, 2007.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 -- THE ZWEIG TOTAL RETURN FUND YEAR END RESULTS

                                 Total Return
                                 on Net Asset Net Asset    NYSE      Premium
                                    Value       Value   Share Price (Discount)
                                 ------------ --------- ----------- ----------
Year ended 12/31/2006...........      7.3%      $5.11    $ 5.8900      15.3%
Year ended 12/31/2005...........      4.5%       5.28      4.7000     (11.0%)
Year ended 12/31/2004...........      6.1%       5.62      5.3500      (4.8%)
Year ended 12/31/2003...........      7.1%       5.70      5.0100     (12.1%)
Year ended 12/31/2002...........     (3.3%)      5.81      5.4900      (5.5%)
Year ended 12/31/2001...........     (1.9%)      6.63      7.0500       6.3%
Year ended 12/31/2000...........      5.7%       7.48      6.5700     (12.2%)
Year ended 12/31/1999...........      3.9%       7.89      6.5000     (17.6%)
Year ended 12/31/1998...........      8.8%       8.43      8.8750       5.3%
Year ended 12/31/1997...........     14.6%       8.61      9.4375       9.6%
Year ended 12/31/1996...........      6.3%       8.29      8.0000      (3.5%)
Year ended 12/31/1995...........     17.7%       8.63      8.6250      (0.1%)
Year ended 12/31/1994...........     (1.9%)      8.11      8.0000      (1.4%)
Year ended 12/31/1993...........     10.7%       9.11     10.7500      18.0%
Year ended 12/31/1992...........      2.1%       9.06     10.0000      10.4%
Year ended 12/31/1991...........     20.1%       9.79     10.6250       8.5%
Year ended 12/31/1990...........      4.2%       9.02      8.6250      (4.4%)
Year ended 12/31/1989...........     14.9%       9.59      9.7500       1.7%
Inception 9/30/1988-12/31/1988..      1.1%       9.24      9.1250      (1.2%)

NOTE 9 -- SUBSEQUENT EVENT

   On December 14, 2006, the Fund announced that its Board of Directors approved the filing of a registration statement with the Securities and Exchange Commission relating to the offering of additional shares of its Common Stock in connection with a contemplated Rights Offering. The Fund will determine and announce the definitive terms of the Rights Offering at a later date. A registration statement relating to these rights has been filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State, or an exemption therefrom.

                           CERTIFICATION (Unaudited)

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                          TAX INFORMATION (Unaudited)

   For the fiscal year ended December 31, 2006, for federal income tax purposes, 16.6% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.

   For the fiscal year ended December 31, 2006, the Fund hereby designates 18.2%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders.

   The actual percentage for the calendar year will be designated in the year-end tax statements.

[LOGO] PRICEWATERHOUSECOOPERS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Board of Directors and Shareholders of The Zweig Total Return Fund,
Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCooper LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2007

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 9, 2006. The meeting was held for the purposes of electing two
(2) nominees to the Board of Directors.

   The results of the above matters were as follows:

    Directors            Votes For  Votes Against Votes Withheld Abstentions
    ---------            ---------- ------------- -------------- -----------
    Charles H. Brunie... 59,059,519      N/A        1,717,777        N/A
    James B. Rogers, Jr. 57,999,215      N/A        2,780,081        N/A

   Based on the foregoing, Charles H. Brunie and James B. Rogers, Jr. were elected as Directors. The Fund's other Directors who continue in office are Wendy Luscombe, Alden C. Olson, Ph.D. and R. Keith Walton.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund as of December 31, 2006 is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

                                                Number of
                                               Portfolios
                                                 in Fund
                              Term of Office     Complex
Name (Age) Address and        and Length of    Overseen by                Principal Occupation(s)
Position(s) with Fund          Time Served      Director      During Past 5 Years and Other Directorships Held
----------------------       ----------------- ----------- -------------------------------------------------------
Charles H. Brunie........... Term: Until 2009.      2      Director, The Zweig Fund, Inc. (since 1998);
Brunie Associates            Served since:                 Chairman, Brunie Associates (investments) (since
600 Third Avenue, 17th Floor 1988.                         April 2001); Oppenheimer Capital (1969-2000);
New York, NY 10016                                         Chairman (1980-1990), Chairman Emeritus (1990-
DOB: 7/17/30                                               2000). Chairman Emeritus, Board of Trustees,
Director                                                   Manhattan Institute (since 1990); Trustee, Milton and
                                                           Rose D. Friedman Foundation for Vouchers (since
                                                           1999); Trustee, Hudson Institute (since 2002); Trustee,
                                                           American Spectator (since 2002); Chartered Financial
                                                           Analyst (since 1969).

Wendy Luscombe.............. Term: Until 2008.      2      Director of The Zweig Fund, Inc. (since 2002); Co-lead
480 Churchtown Rd.           Served since:                 Independent Director of the Zweig Total Return Fund,
Craryville, NY 12521         2002.                         Inc. and of The Zweig Fund, Inc. (since 2006);
DOB: 10/29/51                                              Principal, WKL Associates, Inc. (Real Estate
Director                                                   Investment Consultant) (since 1994); Fellow, Royal
                                                           Institution of Chartered Surveyors; Member,
                                                           Chartered Institute of Arbitrators; Director,
                                                           Endeavour Real Estate Securities, Ltd. REIT Mutual
                                                           Fund (2000-2006); Director, PXRE, Corp.
                                                           (reinsurance) (since 1994); Member and Chairman of
                                                           Management Oversight Committee, Deutsche Bank
                                                           Real Estate Opportunities Fund (since 2003); Trustee
                                                           Acadia Realty Trust (since 2004).

Alden C. Olson.............. Term: Until 2007.      2      Director of The Zweig Fund, Inc. (since 1996);
2711 Ramparte Path           Served since:                 Currently retired; Chartered Financial Analyst (since
Holt, MI 48842               1996.                         1964); Professor of Financial Management,
DOB: 5/10/28                                               Investments at Michigan State University
Director                                                   (1959 to 1990).

James B. Rogers, Jr......... Term: Until 2009.      2      Director of The Zweig Fund, Inc. (since 1986); Private
352 Riverside Dr.            Served since:                 investor (since 1980); Chairman, Beeland Interests
New York, NY 10025           1988.                         (Media and Investments) (since 1980); Regular
DOB: 10/19/42                                              Commentator on Fox News (since 2002); Author of
Director                                                   "Investment Biker: On the Road with Jim Rogers"
                                                           (1994), "Adventure Capitalist" (2003) and "Hot
                                                           Commodities" (2004); Director, Emerging Markets
                                                           Brewery Fund (1993-2002); Director, Levco Series
                                                           Trust.

                                           DISINTERESTED DIRECTORS

                                          Number of
                                         Portfolios
                                           in Fund
                        Term of Office     Complex
Name (Age) Address and  and Length of    Overseen by                 Principal Occupation(s)
Position(s) with Fund    Time Served      Director       During Past 5 Years and Other Directorships Held
---------------------- ----------------- ----------- --------------------------------------------------------

 R. Keith Walton...... Term: Until 2008.      2      Director of The Zweig Fund, Inc. (since 2004); Co-lead
 15 Claremont Avenue   Served since:                 Independent Director of the Zweig Total Return Fund,
 New York, NY 10027    2004.                         Inc. and of The Zweig Fund, Inc. (since 2006); Director,
 DOB: 9/28/64                                        Blue Crest Capital Management Funds (since 2006);
 Director                                            Executive Vice President and the Secretary (since 1996)
                                                     of the University at Columbia University; Director
                                                     (since 2002), Member, Executive Committee (since
                                                     2002), Chair, Audit Committee (since 2003), Apollo
                                                     Theater Foundation, Inc.; Director, Orchestra of St.
                                                     Luke's (since 2000); Vice President and Trustee, The
                                                     Trinity Episcopal School Corporation (since 2003);
                                                     Member (since 1997), Nominating and Governance
                                                     Committee Board of Directors (since 2004), Council on
                                                     Foreign Relations.

                              INTERESTED DIRECTOR


George R. Aylward............ Term: Until 2007. 2   Director, The Zweig Fund, Inc. (since 2006); Senior Vice
56 Prospect Street            Chairman of the       President and Chief Operating Officer, Asset
Hartford, CT 06115            Board and             Management, The Phoenix Companies, Inc. (2004-
DOB: 8/17/64                  President since       present); President (since November 2006) and Chief
President, Chairman and Chief December 2006.        Operating Officer (2004-present), Phoenix Investment
Executive Officer                                   Partners, Ltd.; President, certain funds within the
                                                    Phoenix Funds Family (since November 2006);
                                                    Previously, Executive Vice President, Phoenix
                                                    Investment Partners, Ltd. (2004-November 2006); Vice
                                                    President, Phoenix Life Insurance Company (2002-
                                                    2004); Vice President, The Phoenix Companies, Inc.
                                                    (2001-2004); Vice President, Finance, Phoenix
                                                    Investment Partners, Ltd. (2001-2002); Assistant
                                                    Controller, Phoenix Investment Partners, Ltd. (1996-
                                                    2001); Executive Vice President, certain funds within
                                                    the Phoenix Funds Family (2004-November 2006).

                                 OFFICERS WHO ARE NOT DIRECTORS

                         Position
                       with the Fund
Name, Address and      and Length of                     Principal Occupation(s)
Date of Birth           Time Served          During Past 5 Years and Other Directorships Held
-----------------  --------------------- --------------------------------------------------------
Carlton Neel...... Executive Vice        Executive Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   President             2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 since: 2003.          Phoenix/Zweig Advisers LLC (since 2003); Managing
DOB: 12/19/67      Expires: Immediately  Director and Co-Founder, Shelter Rock Capital
                   following the 2007    Partners, LP (2002-2003); Senior Vice President and
                   Annual Meeting of     Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-
                   Shareholders.         2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson... Senior Vice President Senior Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   since: 2003.          2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 Expires: Immediately  Phoenix/Zweig Advisers LLC (since 2003); Managing
DOB: 12/27/67      following the 2007    Director and Co-Founder, Shelter Rock Capital
                   Annual Meeting of     Partners, LP (2002-2003); Vice President and Portfolio
                   Shareholders.         Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch...... Vice President and    Vice President and Chief Compliance Officer of The
900 Third Avenue   Chief Compliance      Zweig Fund, Inc. (since 2004); Chief Compliance Officer
New York, NY 10022 Officer               of Phoenix/Zweig Advisers LLC (since 2004); President
DOB: 9/23/45       since: 2004.          and Director of Watermark Securities, Inc. (since 1991);
                   Expires: Immediately  Secretary of Phoenix-Zweig Trust (1989-2003);
                   following the 2007    Secretary of Phoenix-Euclid Market Neutral Fund
                   Annual Meeting of     (1998-2002); Assistant Secretary of Gotham Advisors,
                   Shareholders.         Inc. (1990-2005); Chief Compliance Officer of the Zweig
                                         Companies (since 1989) and of the Phoenix Funds
                                         Complex (since 2004).

Kevin J. Carr..... Secretary and Chief   Secretary and Chief Legal Officer of The Zweig Fund,
One American Row   Legal Officer         Inc. (since 2005); Vice President and Counsel, Phoenix
Hartford, CT 06102 since: 2005.          Life Insurance Company (since 2005); Vice President,
DOB: 8/30/54       Expires: Immediately  Counsel, Chief Legal Officer and Secretary, certain
                   following the 2007    Funds within Phoenix Fund Complex (since 2005);
                   Annual Meeting of     Compliance Officer of Investments and Counsel,
                   Shareholders.         Travelers Life and Annuity Company (January 2005-May
                                         2005); Assistant General Counsel, The Hartford
                                         Financial Services Group (1999-2005).

Moshe Luchins..... Vice President        Vice President of The Zweig Fund, Inc. (since 2004);
900 Third Avenue   since: 2004.          Associate Counsel (1996-2005), Associate General
New York, NY 10022 Expires: Immediately  Counsel (since 2006) of the Zweig Companies.
DOB: 12/22/71      following the 2007
                   Annual Meeting of
                   Shareholders.

Nancy Curtiss..... Treasurer             Treasurer of The Zweig Fund, Inc. (since 2003); Vice
56 Prospect Street since: 2003.          President, Operations (since 2003); Vice President,
Hartford, CT 06115 Expires: Immediately  Fund Accounting (1994-2003) and Treasurer (1996-
DOB: 11/24/52      following the 2007    2003), Phoenix Equity Planning Corporation. Treasurer,
                   Annual Meeting of     multiple funds in Phoenix Fund Complex (since 1994).
                   Shareholders.

Jacqueline Porter. Vice President and    Vice President and Assistant Treasurer of The Zweig
56 Prospect Street Assistant Treasurer   Fund, Inc. (since 2006); Assistant Vice President, Fund
Hartford, CT 06115 since: 2006.          Administration and Tax (since 1995), Phoenix Equity
DOB: 2/19/58       Expires: Immediately  Planning Corporation. Assistant Treasurer and Vice
                   following the 2007    President, multiple funds in Phoenix Fund Complex
                   Annual Meeting of     (since 1995).
                   Shareholders.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2006, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                               QUARTERLY REPORTS

   The first and third quarter reports will no longer be mailed to shareholders. These reports may be obtained by visiting PhoenixFunds.com or by calling 1-800-272-2700.

                             INFORMATIONAL NOTICE

   The following investment strategy changes have been filed with the SEC and have been approved by the Fund's Board of Directors:

..   The Fund, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody's or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser).

..   The Fund may invest up to 50% of its total assets in equity securities. The
    Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities as determined by the Investment Adviser.

..   The Fund may purchase and sell interest rate, stock index and other futures contracts and purchase options on such futures if deemed appropriate, even for non-hedging purposes.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q4-06

      Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      December 31, 2006


                                    [GRAPHIC]

Item 2. Code of Ethics.

  (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

  (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

  (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert at this time because none of the registrant's board of directors meets the technical definition of such an expert in form N-CSR. The audit committee of the board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise", as determined by the board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

  (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 for 2006 and $32,000 for 2005.

Audit-Related Fees

  (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $1,000 for 2006 and $1,000 for 2005. This represents the review of the semi-annual financial statements.

Tax Fees

  (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,025 for 2006 and $6,350 for 2005.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
         (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees

  (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Zweig Total Return Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

             (b) 100% for 2006; 100% for 2005

             (c) 100% for 2006; 100% for 2005

             (d) Not applicable for 2006; Not applicable for 2005

  (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $961,830 for 2006 and $892,561 for 2005.

  (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are:
Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and R. Keith Walton.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

                              THE ZWEIG FUND, INC

                       THE ZWEIG TOTAL RETURN FUND, INC

               STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

     A.  "Adviser" refers to Phoenix/Zweig Advisers LLC.

     B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

     C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

     D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

     E. "Management Matters" refers to stock option plans and other management compensation issues.

     F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

     G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

     H.  "Social Issues" refers to social and environmental issues.

     I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III Factors to consider when voting.

     A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

     B In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

     C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

     D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

     E. In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     G. A Delegate shall generally vote against shareholder social matters proposals.

IV  Delegation.

     A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

     B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

     C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.  Conflicts of Interest

     A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

     B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

     C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

     D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI. Miscellaneous.

     A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

     B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

     C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

     D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

   This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

       Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") and each Portfolio Manager's business experience during the past 5 years as of March 9, 2007: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of The Zweig Total Return Fund, Inc., a closed-end fund managed by Phoenix/Zweig Advisers LLC (the "Fund") since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC ("Euclid"), a subsidiary of PZA. Mr. Neel and Mr. Dickerson were previously employed by PZA and managed the Phoenix Market Neutral Fund from April 2000 through June 2002. Since April 1, 2003, they have served as Portfolio Managers for The Zweig Fund, Inc., a closed-end fund managed by PZA, and as Portfolio Managers for the Phoenix Small-Cap Value Fund and Phoenix Market Neutral Fund, two funds managed by Euclid. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel and
       Mr. Dickerson co-founded and managed a hedge fund.

       Mr. Neel previously served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds from 1995 until July 2002.

       Mr. Dickerson began his investment career at the Zweig Companies in 1993.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

       Other Accounts Managed by Portfolio Manager(s) or Management Team Member

       The following information is provided as of the fiscal year ended December 31, 2006.

       Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Fund, Inc., Phoenix Small-Cap Value Fund and Phoenix Market Neutral Fund. For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

                                                                            No. of    Total Assets
                                                                           Accounts   in Accounts
                                                                             where       where
Name of                                                Total               Advisory     Advisory
Portfolio                                              No. of                 Fee         Fee
Manager or                     Type of                Accounts   Total    is Based on is Based on
Team Member                    Accounts               Managed    Assets   Performance Performance
----------------  ----------------------------------  -------- ---------- ----------- ------------
David Dickerson   Registered Investment Companies:       3     $735.2 mil    None         None
                  Other Pooled Investment Vehicles:     None      None       None         None
                  Other Accounts:                       None      None       None         None

Carlton Neel      Registered Investment Companies:       3     $735.2 mil    None         None
                  Other Pooled Investment Vehicles:     None      None       None         None
                  Other Accounts:                       None      None       None         None

       Potential Conflicts of Interests

       There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel's and Mr. Dickerson's management of each Fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year ended December 31, 2006. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

       For the most recently completed fiscal year ended December 31, 2006, following is a description of Mr. Neel's and Mr. Dickerson's compensation structure as portfolio managers of PZA and Euclid.

       Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

       The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

       Finally, Portfolio Managers and investment professionals may also receive The Phoenix Companies, Inc. ("PNX") stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

       Following is a more detailed description of the compensation structure of the Fund's portfolio managers.

       Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

       Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

           (1)Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

           (2)Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

           (3)Fifteen percent of the target incentive is based on the portfolio manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

       The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity,
       (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

       Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

       Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

(a)(4) Disclosure of Securities Ownership

       For the most recently completed fiscal year ended December 31, 2006, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

                 Name of Portfolio
                     Manager or         Dollar ($) Range of Fund
                    Team Member         Shares Beneficially Owned
                 -----------------      -------------------------
              David Dickerson              $10,001 - $50,000
              Carlton Neel                 $50,001 - $100,000

(b)    Not applicable.

Item 9.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11.Controls and Procedures.

  (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
         Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.Exhibits.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

  (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
         Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              The Zweig Total Return Fund, Inc.

By (Signature and Title)* /s/ George R. Aylward
                          -------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date 3/9/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
                          ---------------------
                          George R. Aylward, President
                          (principal executive officer)

Date 3/9/07

By (Signature and Title)* /s/ Nancy G. Curtiss
                          --------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date 3/9/07
--------
* Print the name and title of each signing officer under his or her signature.